UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 26, 2018

Legacy Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-221116	81-3674868
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1308 Race Street, Suite 200

Cincinnati, Ohio 45202

(Address of principal executive offices, including zip code)

(518) 618 7161

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Legacy Acquisition Corp.’s (the “Company”) Board of Directors has determined to cancel its previously announced first annual meeting of stockholders scheduled for Wednesday, December 12, 2018 following review with the Company’s legal counsel and the New York Stock Exchange. The Board of Directors intends to reschedule the annual meeting of stockholders at a later date in compliance with the applicable rules and regulations of the U.S. Securities and Exchange Commission, the New York Stock Exchange and the Delaware General Corporation Law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY ACQUISITION CORP.

By:	/s/ William C. Finn
William C. Finn
Chief Financial Officer

Date: October 26, 2018

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